Exhibit 10.2.1

SCHEDULE IDENTIFYING SUBSTANTIALLY IDENTICAL AGREEMENTS TO EXHIBIT 10.2

6% Convertible Subordinated Debenture due May 4, 2016, dated as of August 21, 2009, by TOR Minerals International, Inc. in favor of X-L Investments.  The aggregate principal amount of the Debenture is $250,000.

6% Convertible Subordinated Debenture due May 4, 2016, dated as of August 21, 2009, by TOR Minerals International, Inc. in favor of Five Star Investments.  The aggregate principal amount of the Debenture is $150,000.

6% Convertible Subordinated Debenture due May 4, 2016, dated as of August 21, 2009, by TOR Minerals International, Inc. in favor of Ida Pauken.  The aggregate principal amount of the Debenture is $25,000.

6% Convertible Subordinated Debenture due May 4, 2016, dated as of August 21, 2009, by TOR Minerals International, Inc. in favor of William Solemene.  The aggregate principal amount of the Debenture is $25,000.

6% Convertible Subordinated Debenture due May 4, 2016, dated as of August 21, 2009, by TOR Minerals International, Inc. in favor of Stanley F. Bedell.  The aggregate principal amount of the Debenture is $25,000.